AMERICAN AADVANTAGE FUNDS - CASH MANAGEMENT CLASS
Supplement dated May 16, 2003 to the Prospectus dated March 1, 2003
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The initial investment requirement for the Cash Management Class of the Money
Market Fund has been lowered from $25 million to $10 million. Therefore, the first sentence of the second paragraph under the section titled Eligibility on page 12 of the Prospectus is hereby deleted and replaced with the following:

     An initial investment of at least $10 million is required for the Money Market Fund.


AMERICAN AADVANTAGE FUNDS - CASH MANAGEMENT CLASS
Supplement dated May 16, 2003 to the Statement of Additional Information dated March 1, 2003
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The second paragraph under the section titled Description of the Trusts on page 16 of the Statement of Additional Information is hereby deleted and replaced with the following:

     The Cash Management Class was created for institutional investors. The following individuals are eligible for purchasing shares of the Cash Management Class with an initial investment below the minimums of $10 million for the Money Market Fund and $2 million for the U.S. Government Money Market Fund: (i) employees of the Manager, (ii) officers and directors of AMR and (iii) members of the Trusts' Board of Trustees. The Platinum Class was created as an investment vehicle for cash balances of customers of certain broker-dealers. The Mileage Class was created for individual investors wishing to receive American Airlines AAdvantage travel awards program miles.